UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 12, 2017
Date of Report (date of earliest event reported)

COPART, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-23255	94-2867490
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

14185 Dallas Parkway, Suite 300
Dallas, Texas 75254
(Address of principal executive offices, including zip code)

(972) 391-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION INCLUDED IN THIS REPORT
Section 8 — Other Events
Item 8.01 Other Events
On June 12, 2017, Copart, Inc. issued a press release announcing that it has acquired Cycle Express, LLC, doing business as National Powersport Auctions. The full text of the press release is furnished herewith as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release, dated June 12, 2017 of Copart, Inc. announcing the acquisition of Cycle Express, LLC, d/b/a National Powersport Auctions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:     June 12, 2017                 COPART, INC.

By:	/s/ Gregory R. DePasquale
Gregory R. DePasquale
Senior Vice President, General Counsel, and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release, dated June 12, 2017 of Copart, Inc. announcing the acquisition of Cycle Express, LLC, d/b/a National Powersport Auctions.